FOR IMMEDIATE RELEASE                                         www.quintiles.com

CONTACT: Pat Grebe, Media Relations (pat.grebe@quintiles.com)
         Greg Connors, Investor Relations (invest@quintiles.com)
         (919) 998 2000

       QUINTILES REPORTS NET REVENUE OF $415 MILLION FOR 1ST QUARTER 2000,
                            A 15% INCREASE FROM 1999

RESEARCH TRIANGLE PARK, N.C. - April 19, 2000 - Quintiles Transnational Corp. (Nasdaq: QTRN) today announced financial results for first quarter 2000. Net revenue for the quarter ended March 31, 2000, increased 15% to $414.8 million, from $359.7 million for the first quarter 1999. Pro forma net income was $14.5 million, or $0.13 per share on a diluted basis, for the first quarter 2000, compared to pro forma net income of $34.7 million, or $0.31 per share on a diluted basis, for the 1999 first quarter. Pro forma net income excludes restructuring charges, expenses related to the company's Internet initiative, transaction costs and amortization of certain acquired intangible asset costs incurred in 1999.

"As expected and as discussed in our March 8th press release, our first quarter results reflect the challenging market conditions that we've experienced over the past months and continue to experience," said Dennis Gillings, Ph.D., Chairman and Chief Executive Officer of Quintiles Transnational Corp. "Also as stated in our March release, we anticipated lower than expected revenue and significantly lower than expected core operating earnings per share for the first half of the year compared to the analysts' expectations at that time. That continues to be our view."

On January 24, Quintiles announced a definitive agreement to sell its ENVOY subsidiary to Healtheon/WebMD for $400 million cash and 35 million shares of Healtheon/WebMD stock, as well as agreements regarding development of Internet-enabled products for the pharmaceutical industry and Quintiles' ownership of data rights. The sale of ENVOY to Healtheon/WebMD is expected to be completed in second quarter of this year. ENVOY's results are shown as "Income from discontinued operation, net of taxes."

"We are pleased with our revenue growth but disappointed in this drop in earnings," Gillings said. "Our restructuring, Internet initiative and healthcare informatics launch undertaken in this quarter are strong steps that we believe will allow us to perform on a new level."

As part of its restructuring, Quintiles recorded a restructuring charge of approximately $59 million in first quarter 2000. The restructuring charge consists primarily of severance and lease termination costs related to the consolidation of offices. This restructuring is targeted to result in annualized cost savings of $40 million to $50 million. After giving effect to the restructuring charge and including expenses related to the company's Internet initiative, the company incurred a net loss of $26.6 million, or $0.23 per share, in the first quarter 2000.

In the first quarter, Quintiles initiated its previously announced $200 million stock repurchase program. As part of the program, the company repurchased 478,000 shares during the quarter for an aggregated price of approximately $8.5 million.

Commenting further, Gillings said: "In addition to achieving new efficiencies, we are now rolling out new Internet-based products to the healthcare industry. Just last week I attended the commercial launch event for our breakthrough Web-based healthcare informatics tool, Rx Market Monitor(TM), and saw first-hand the enthusiastic reception it received from several dozen potential customers, including many pharmaceutical and biotechnology company executives."

Quintiles Transnational Corp. improves healthcare by bringing new medicines to patients faster and providing knowledge-rich medical and drug data to advance the quality and cost effectiveness of healthcare. Quintiles is the global market leader in helping pharmaceutical, biotechnology and medical device companies market and sell their products; and the company provides insightful market research solutions and strategic analyses to support healthcare decisions. Headquartered near Research Triangle Park, North Carolina, Quintiles employs a global workforce operating from offices in 31 countries. Quintiles Transnational is a member of the S&P 500, Fortune 1000 and Nasdaq 100. For more information visit www.quintiles.com.

Schedules attached to this release are an integral part of this release. Information in this press release contains "forward-looking statements" about Quintiles' expectations for the second quarter and the remainder of the year, the benefits of the restructuring and the company's Internet initiative, and the anticipated completion of the sale of ENVOY. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, our ability to efficiently distribute backlog among therapeutic business units and match demand to resources, actual operating performance, the actual savings and operating improvements resulting from the restructuring, the ability to maintain large client contracts or to enter into new contracts, changes in trends in the pharmaceutical industry, the ability to create data products from data licensed to us, the ability to operate successfully in new lines of business, the ability of the recently combined businesses to be integrated with Quintiles' current operations and, with respect to our proposed transaction with Healtheon/WebMD, actual completion of the transaction, including obtaining the requisite regulatory approval, and risks associated with Healtheon/WebMD's business as set forth in its filings with the Securities and Exchange Commission. Additional factors that could cause actual results to differ materially are discussed in the company's recent filings with the Securities and Exchange Commission, including but not limited to its S-3 and S-4 Registration Statements, its Annual Report on Form 10-K, its Form 8-Ks, and its other periodic reports, including Form 10-Qs.

                                      # # #

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                            Three Months Ended March 31
                                                               2000             1999*
---------------------------------------------------------------------------------------
In thousands, except per share data

Net revenue                                                 $ 414,845         $ 359,705

Costs and expenses:
     Direct                                                   252,409           193,906
     General and administrative                               138,129           109,482
     Depreciation and amortization                             23,122            17,800
     Restructuring charges                                     58,592                 0
---------------------------------------------------------------------------------------
Total costs and expenses                                      472,252           321,188
---------------------------------------------------------------------------------------
(Loss) income from operations                                 (57,407)           38,517

Transaction costs                                                   0           (22,363)
Other income (expense)                                          1,948               432
---------------------------------------------------------------------------------------
Total other income (expense)                                    1,948           (21,931)
---------------------------------------------------------------------------------------

(Loss) income before income taxes                             (55,459)           16,586
Income taxes (benefit) expense                                (18,300)           13,222
---------------------------------------------------------------------------------------

(Loss) income from continuing operations                      (37,159)            3,364
Income from discontinued operation, net of taxes               10,594             5,250
---------------------------------------------------------------------------------------

Net (loss) income                                          ($  26,565)        $   8,614
---------------------------------------------------------------------------------------

Basic net (loss) income per share:
     (Loss) income from continuing operations              ($    0.32)        $    0.03
     Income from discontinued operation                     $    0.09         $    0.05
                                                        -------------     -------------
     Basic net (loss) income per share                     ($    0.23)        $    0.08
                                                        =============     =============

Diluted net (loss) income per share:
     (Loss) income from continuing operations              ($    0.32)        $    0.03
     Income from discontinued operation                     $    0.09         $    0.05
                                                        -------------     -------------
   Diluted net (loss) income per share                     ($    0.23)        $    0.08
---------------------------------------------------------------------------------------


Shares used in computing net (loss) income per share
          Basic                                               115,392           109,341
          Diluted                                             115,392           112,043


* Restated to include SMG and Minerva which were acquired in 1999 in transactions accounted for as poolings of interests

PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME**
(Unaudited)

                                                             Three Months Ended March 31
                                                                2000             1999*
----------------------------------------------------------------------------------------
In thousands, except per share data

Net revenue                                                    $414,400        $359,705

Costs and expenses:
     Direct                                                     251,469         193,906
     General and administrative                                 135,891         109,482
     Depreciation and amortization                               23,111          17,800
---------------------------------------------------------------------------------------
Total costs and expenses                                        410,471         321,188
---------------------------------------------------------------------------------------
Income from operations                                            3,929          38,517

Total other income                                                1,948             432
---------------------------------------------------------------------------------------

Income before income taxes                                        5,877          38,949
Income taxes                                                      1,941          13,222
---------------------------------------------------------------------------------------

Income from continuing operations                                 3,936          25,727
Income from discontinued operation, net of income taxes          10,594           8,971
---------------------------------------------------------------------------------------

Net income                                                     $ 14,530        $ 34,698
---------------------------------------------------------------------------------------

Basic net income per share:
     Income from continuing operations                         $   0.03        $   0.24
     Income from discontinued operation                        $   0.09        $   0.08
                                                           ------------   -------------
     Basic net income per share                                $   0.13        $   0.32
                                                           ============   =============

Diluted net income per share:
     income from continuing operations                         $   0.03        $   0.23
     Income from discontinued operation                        $   0.09        $   0.08
                                                           ------------   -------------
   Diluted net income per share                                $   0.13        $   0.31
---------------------------------------------------------------------------------------


Shares used in computing net income per share
          Basic                                                 115,392         109,341
          Diluted                                               115,392         112,043

* Restated to include SMG and Minerva which were acquired in 1999 in transactions accounted for as poolings of interests

** Proforma results excludes net revenue and expenses relating to the Company's Internet initiative, restructuring charges and transactions costs. Also excludes $3.7 million of amortization of certain acquired intangible assets in the income from discontinued operation.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME RECONCILIATION
FOR THE THREE MONTHS ENDED MARCH 31, 2000
(Unaudited)


                                                             As           Internet     Restructuring
                                                          Reported       Initiative       Charge         Proforma
-----------------------------------------------------------------------------------------------------------------
In thousands, except per share data

Net revenue                                               $ 414,845       $     445       $      0       $414,400

Costs and expenses:
     Direct                                                 252,409             940              0        251,469
     General and administrative                             138,129           2,238              0        135,891
     Depreciation and amortization                           23,122              11              0         23,111
     Restructuring charges                                   58,592               0         58,592              0
-----------------------------------------------------------------------------------------------------------------
Total costs and expenses                                    472,252           3,189         58,592        410,471
-----------------------------------------------------------------------------------------------------------------
(Loss) income from operations                               (57,407)         (2,744)       (58,592)         3,929

Transaction costs                                                 0               0              0              0
Other income (expense)                                        1,948               0              0          1,948
-----------------------------------------------------------------------------------------------------------------
Total other income (expense)                                  1,948               0              0          1,948
-----------------------------------------------------------------------------------------------------------------

(Loss) income before income taxes                           (55,459)         (2,744)       (58,592)         5,877
Income taxes (benefit) expense                              (18,300)           (906)       (19,335)         1,941
-----------------------------------------------------------------------------------------------------------------

(Loss) income from continuing operations                    (37,159)         (1,838)       (39,257)         3,936
Income from discontinued operation, net of taxes             10,594               0              0         10,594
-----------------------------------------------------------------------------------------------------------------

Net (loss) income                                        ($  26,565)     ($   1,838)     ($ 39,257)      $ 14,530
-----------------------------------------------------------------------------------------------------------------

Basic net (loss) income per share:
     (Loss) income from continuing operations            ($    0.32)                                     $   0.03
     Income from discontinued operation                   $    0.09                                      $   0.09
                                                        ------------                                 ------------
     Basic net (loss) income per share                   ($    0.23)                                     $   0.13
                                                        ============                                 ============

Diluted net (loss) income per share:
     (Loss) income from continuing operations            ($    0.32)                                     $   0.03
     Income from discontinued operation                   $    0.09                                      $   0.09
                                                        ------------                                -------------
   Diluted net (loss) income per share                   ($    0.23)                                     $   0.13
====================================================================                                =============


Shares used in computing net (loss) income per share
          Basic                                             115,392                                       115,392
          Diluted                                           115,392                                       115,392

CONDENSED CONSOLIDATED STATEMENTS OF INCOME RECONCILIATION
FOR THE THREE MONTHS ENDED MARCH 31, 1999
(Unaudited)

                                                                      Amortization of
                                                                      certain acquired
                                                                      intangible assets
                                                             As       and transaction
                                                          Reported        costs         Proforma
------------------------------------------------------------------------------------------------
In thousands, except per share data

Net revenue                                               $ 359,705       $      0      $359,705

Costs and expenses:
     Direct                                                 193,906              0       193,906
     General and administrative                             109,482              0       109,482
     Depreciation and amortization                           17,800              0        17,800
     Restructuring charges                                        0              0             0
------------------------------------------------------------------------------------------------
Total costs and expenses                                    321,188              0       321,188
------------------------------------------------------------------------------------------------
(Loss) income from operations                                38,517              0        38,517

Transaction costs                                           (22,363)        22,363             0
Other income (expense)                                          432              0           432
------------------------------------------------------------------------------------------------
Total other income (expense)                                (21,931)        22,363           432
------------------------------------------------------------------------------------------------

(Loss) income before income taxes                            16,586         22,363        38,949
Income taxes (benefit) expense                               13,222              0        13,222
------------------------------------------------------------------------------------------------

(Loss) income from continuing operations                      3,364         22,363        25,727
Income from discontinued operation, net of taxes              5,250          3,721         8,971
------------------------------------------------------------------------------------------------

Net (loss) income                                         $   8,614       $ 26,084      $ 34,698
------------------------------------------------------------------------------------------------

Basic net (loss) income per share:
     (Loss) income from continuing operations             $    0.03                     $   0.24
     Income from discontinued operation                   $    0.05                     $   0.08
                                                       ------------                 ------------
     Basic net (loss) income per share                    $    0.08                     $   0.32
                                                       ============                 ============

Diluted net (loss) income per share:
     (Loss) income from continuing operations             $    0.03                     $   0.23
     Income from discontinued operation                   $    0.05                     $   0.08
                                                       ------------                 ------------
   Diluted net (loss) income per share                    $    0.08                     $   0.31
-------------------------------------------------------------------                 ------------


Shares used in computing net (loss) income per share
          Basic                                             109,341                      109,341
          Diluted                                           112,043                      112,043